                                                                    EXHIBIT 99.1


Contacts:   Norman Black, Public Relations
            404-828-7593
            Teresa Finley, Investor Relations
            404-828-7359

                        UPS 1ST QUARTER EARNINGS RISE 24%
                            ON STRONG REVENUE GROWTH

           U.S. VOLUME CLIMBS; INTERNATIONAL OPERATING PROFIT DOUBLES

         ATLANTA, April 22, 2004 - UPS (NYSE:UPS) today reported an 11.3% increase in revenue and a 24% gain in net income for the first quarter, reflecting strong results in all three business segments.

         Scott Davis, UPS's chief financial officer, pointed to three highlights for the quarter including an increase in average U.S. ground and air volume of nearly 600,000 packages a day, or 5%; a doubling of international profit to $269 million, and double-digit revenue growth in the UPS Supply Chain Solutions unit.

          "We clearly are reaping the benefits of our strategy to provide broad solutions across the supply chain," added Davis. "Increasingly, we are seeing each segment of our business help fuel the growth of other business units."

         For the three months ended March 31, consolidated revenue totaled $8.92 billion, up 11.3% from the $8.02 billion reported during the prior-year period. Consolidated operating profit jumped 28.8% to $1.22 billion, almost equaling the operating profit reported for the most recent fourth quarter, which includes the peak holiday season.

         Net income totaled $759 million, an increase of 24% over the prior year's $611 million. Earnings per diluted share were $0.67, up 24% from the $0.54 reported for the first quarter of 2003. In that prior-year period, net income was affected by a reduction in income taxes and a write-down in marketable securities. Excluding those items, net income for the most recent period rose 28% from $593 million, and earnings per diluted share increased 29% from $0.52 reported in 2003.

         Highlights by segment included:

         - International package continued its exceptional performance with revenues climbing 24.3% to $1.62 billion. Operating profit for this segment increased 101% to $269 million. Operating margin reached 16.6%, the highest ever in this segment. Export volume was strong around the world, with U.S. exports up almost 13%. UPS operations in China recorded a nearly 60% surge in export volume.

         - U.S. package revenue rose 8.6% to $6.54 billion. Operating profit climbed 18% to $831 million and margins improved 100 basis points to 12.7%. Average daily volume in the U.S. showed a strong 5% gain, with ground volume jumping 5.2%. Next Day Air(R) and deferred air volume grew a healthy 3.1% and 5.8%, respectively. Average revenue per piece rose for all products, with the overall U.S. average revenue per piece increasing 1.7%.

         - Revenue for the non-package segment grew 9.7% to $760 million, with revenue from the UPS Supply Chain Solutions unit increasing more than 12%. Operating profit for the segment rose 9.3% to $117 million.

         "We saw strong margins across all three segments and that's very encouraging," said Davis. "Each segment is hitting its stride and our supply chain and technology capabilities - coupled with the reliability of our global network -- are making us an attractive `one-source provider' to customers."

         Several developments during the first quarter positioned the company well for future growth. UPS is in the process of rolling out proprietary technology that streamlines its pickup and delivery operations. This new technology will improve service and lower operating costs. Through the end of the quarter, deployment was complete in 131 out of 1,060 sites. That deployment will accelerate in the second quarter.

         Other developments included gaining the authority to operate six additional flights between Hong Kong and the Philippines via Singapore; acquiring the remaining stake of UPS's joint venture in Japan, making its operation there wholly-owned; unveiling significant enhancements to its customer shipping technology products, including UPS CampusShip(TM), Quantum View SM Manage and Flex(R) Global View, and announcing plans to open another 1,700 The UPS Store locations over the next three years.

         In looking ahead, Davis said the company projects second quarter earnings in the range of $0.67 to $0.72 per diluted share versus an adjusted $0.60 last year. He said the company is well on track to achieve its goal of 12-to-18% earnings growth in 2004 and now expects to reach the higher end of that guidance for the full year.

         UPS is the world's largest package delivery company and a global leader in supply chain services, offering an extensive range of options for synchronizing the movement of goods, information and funds. Headquartered in Atlanta, Ga., UPS serves more than 200 countries and territories worldwide. UPS's stock trades on the New York Stock Exchange (UPS) and the company can be found on the Web at UPS.com.

                                      # # #

                           UNITED PARCEL SERVICE, INC.
                     Selected Financial Data - First Quarter


                                                              QUARTER ENDED MARCH 31,                           CHANGE 1Q 2004 VS.
                                              ----------------------------------------------------------      1Q 2003 (AS ADJUSTED)
                                                                2003            2003             2003         ---------------------
                                                2004        AS REPORTED      ADJUSTMENTS     AS ADJUSTED          $           %
                                              ----------------------------------------------------------      --------------------
(financial data in millions, except per
share amounts)
STATEMENT OF INCOME DATA:
Revenue:
  U.S. domestic package                       $ 6,540         $ 6,020         $    --            $ 6,020      $   520         8.6%
  International package                         1,619           1,302              --              1,302          317        24.3%
  Non-package                                     760             693              --                693           67         9.7%
                                              ----------------------------------------------------------      -------
  Total revenue                                 8,919           8,015              --              8,015          904        11.3%

Operating expenses:
  Compensation and benefits                     5,168           4,708              --              4,708          460         9.8%
  Other                                         2,534           2,362              --              2,362          172         7.3%
                                              ----------------------------------------------------------      -------
  Total operating expenses                      7,702           7,070              --              7,070          632         8.9%

Operating profit:
  U.S. domestic package                           831             704              --                704          127        18.0%
  International package                           269             134              --                134          135       100.7%
  Non-package                                     117             107              --                107           10         9.3%
                                              ----------------------------------------------------------      -------
  Total operating profit                        1,217             945              --                945          272        28.8%

Other income (expense):
  Investment income (loss)                         17             (38)             58(a)              20           (3)      -15.0%
  Interest expense                                (39)            (25)             --                (25)         (14)       56.0%
                                              ----------------------------------------------------------      -------
  Total other income (expense)                    (22)            (63)             58                 (5)         (17)      340.0%

Income before income taxes                      1,195             882              58                940          255        27.1%

Income taxes                                      436             271              76(a),(b)         347           89        25.6%

                                              ----------------------------------------------------------      -------
Net income                                    $   759         $   611         $   (18)           $   593      $   166        28.0%
                                              ==========================================================      =======

Net income as a percentage of revenue             8.5%            7.6%                               7.4%

Per share amounts
  Basic earnings per share                    $  0.67         $  0.54                            $  0.53
  Diluted earnings per share                  $  0.67         $  0.54                            $  0.52

Weighted average shares outstanding
   Basic                                        1,130           1,124                              1,124
   Diluted                                      1,140           1,136                              1,136
                                              ----------------------------------------------------------


 (a) The Company recognized a $58 million investment impairment charge ($37 million after tax) during the first quarter of 2003.

 (b) The Company recognized a $55 million credit to tax expense for the resolution of various tax contingencies in the first quarter of 2003.

Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                     Selected Operating Data - First Quarter


                                                     QUARTER ENDED MARCH 31,              CHANGE
                                                    -----------------------------------------------------
                                                      2004           2003            $               %
                                                    -----------------------------------------------------
REVENUE (IN MILLIONS):
U.S. domestic package:
   Next day air                                     $ 1,470        $ 1,353        $   117           8.6%
   Deferred                                             764            698             66           9.5%
   Ground                                             4,306          3,969            337           8.5%
                                                    -------------------------------------
      Total U.S. domestic package                     6,540          6,020            520           8.6%
International package:
   Domestic                                             336            266             70          26.3%
   Export                                             1,181            940            241          25.6%
   Cargo                                                102             96              6           6.3%
                                                    -------------------------------------
      Total International package                     1,619          1,302            317          24.3%
Non-package:
    UPS Supply Chain Solutions                          563            500             63          12.6%
    Other                                               197            193              4           2.1%
                                                    -------------------------------------
       Total Non-package                                760            693             67           9.7%
                                                    -------------------------------------
Consolidated                                        $ 8,919        $ 8,015        $   904          11.3%
                                                    =====================================

Memo: Gross revenue
     UPS Supply Chain Solutions                     $ 1,127        $ 1,009        $   118          11.7%

Consolidated volume (in millions)                       882            826             56           6.8%

Operating weekdays                                       64             63

AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):

U.S. domestic package:
   Next day air                                       1,170          1,135             35           3.1%
   Deferred                                             894            845             49           5.8%
   Ground                                            10,393          9,881            512           5.2%
                                                    -------------------------------------
      Total U.S. domestic package                    12,457         11,861            596           5.0%
International package:
   Domestic                                             811            776             35           4.5%
   Export                                               516            471             45           9.6%
                                                    -------------------------------------
      Total International package                     1,327          1,247             80           6.4%
                                                    -------------------------------------
Consolidated                                         13,784         13,108            676           5.2%
                                                    =====================================

AVERAGE REVENUE PER PIECE:
U.S. domestic package:
   Next day air                                     $ 19.63        $ 18.92        $  0.71           3.8%
   Deferred                                           13.35          13.11           0.24           1.8%
   Ground                                              6.47           6.38           0.09           1.4%
      Total U.S. domestic package                      8.20           8.06           0.14           1.7%
International package:
   Domestic                                            6.47           5.44           1.03          18.9%
   Export                                             35.76          31.68           4.08          12.9%
      Total International package                     17.86          15.35           2.51          16.4%
Consolidated                                        $  9.13        $  8.75        $  0.38           4.3%
                                                    =====================================


Certain prior year amounts have been reclassified to conform to the current year presentation.

                           UNITED PARCEL SERVICE, INC.
                Selected Financial Data - Quarterly 2003 and 2004


                                                            ----------------------------------------------------------------
                                                             Q1 2003      Q2 2003        Q3 2003      Q4 2003         2003
                                                            ----------------------------------------------------------------
(financial data in millions, except per share amounts)
STATEMENT OF INCOME DATA:
Revenue:
  U.S. domestic package                                     $  6,020      $  6,124      $  6,219      $  6,659      $ 25,022
  International package                                        1,302         1,371         1,370         1,518         5,561
  Non-package                                                    693           731           723           755         2,902
                                                            ----------------------------------------------------------------
  Total revenue                                                8,015         8,226         8,312         8,932        33,485

Operating expenses:
  Compensation and benefits                                    4,708         4,754         4,830         5,036        19,328
  Other                                                        2,362         2,392         2,335         2,623         9,712
                                                            ----------------------------------------------------------------
  Total operating expenses                                     7,070         7,146         7,165         7,659        29,040

Operating profit:
  U.S. domestic package                                          704           832           825           911         3,272
  International package                                          134           158           176           241           709
  Non-package                                                    107            90           146           121           464
                                                            ----------------------------------------------------------------
  Total operating profit                                         945         1,080         1,147         1,273         4,445

Other income (expense):
  Investment income (loss)                                       (38)           10            23            23            18
  Interest expense                                               (25)          (38)          (31)          (27)         (121)
  Gain on redemption of long-term debt                            --            --            --            28            28
                                                            ----------------------------------------------------------------
  Total other income (expense)                                   (63)          (28)           (8)           24           (75)
                                                            ----------------------------------------------------------------
Income before income taxes                                       882         1,052         1,139         1,297         4,370

Income taxes                                                     271           360           400           441         1,472
                                                            ----------------------------------------------------------------

Net income                                                  $    611      $    692      $    739      $    856      $  2,898
                                                            ================================================================

Per share amounts
  Basic earnings per share                                  $   0.54      $   0.61      $   0.66      $   0.76      $   2.57
  Diluted earnings per share                                $   0.54      $   0.61      $   0.65      $   0.75      $   2.55
  Dividends declared per share                              $   0.21      $   0.21      $   0.25      $   0.25      $   0.92

Weighted Average Shares Outstanding
   Basic                                                       1,124         1,127         1,128         1,132         1,128
   Diluted                                                     1,136         1,136         1,140         1,140         1,138

AS ADJUSTED NET INCOME DATA:
  Operating profit (1)                                      $    945      $  1,104      $  1,123      $  1,273      $  4,445
  Income before income taxes (2)                            $    940      $  1,076      $  1,115      $  1,269      $  4,400
  Net income (3)                                            $    593      $    678      $    702      $    799      $  2,772
  Basic earnings per share                                  $   0.53      $   0.60      $   0.62      $   0.71      $   2.46
  Diluted earnings per share                                $   0.52      $   0.60      $   0.62      $   0.70      $   2.44



                                                            ----------------------------------------------------------------
                                                             Q1 2004      Q2 2004        Q3 2004        Q4 2004        2004
                                                            ----------------------------------------------------------------
(financial data in millions, except per share amounts)
STATEMENT OF INCOME DATA:
Revenue:
  U.S. domestic package                                     $  6,540      $     --      $     --      $     --      $     --
  International package                                        1,619            --            --            --            --
  Non-package                                                    760            --            --            --            --
                                                            ----------------------------------------------------------------
  Total revenue                                                8,919            --            --            --            --

Operating expenses:
  Compensation and benefits                                    5,168            --            --            --            --
  Other                                                        2,534            --            --            --            --
                                                            ----------------------------------------------------------------
  Total operating expenses                                     7,702            --            --            --            --

Operating profit:
  U.S. domestic package                                          831            --            --            --            --
  International package                                          269            --            --            --            --
  Non-package                                                    117            --            --            --            --
                                                            ----------------------------------------------------------------
  Total operating profit                                       1,217            --            --            --            --

Other income (expense):
  Investment income (loss)                                        17            --            --            --            --
  Interest expense                                               (39)           --            --            --            --
  Gain on redemption of long-term debt                            --            --            --            --            --
                                                            ----------------------------------------------------------------
  Total other income (expense)                                   (22)           --            --            --            --

                                                            ----------------------------------------------------------------
Income before income taxes                                     1,195            --            --            --            --

Income taxes                                                     436            --            --            --            --
                                                            ----------------------------------------------------------------

Net income                                                  $    759            --            --            --            --
                                                            ================================================================
Per share amounts
  Basic earnings per share                                  $   0.67      $     --      $     --      $     --      $     --
  Diluted earnings per share                                $   0.67      $     --      $     --      $     --      $     --
  Dividends declared per share                              $   0.28      $     --      $     --      $     --      $     --

Weighted Average Shares Outstanding
   Basic                                                       1,130            --            --            --            --
   Diluted                                                     1,140            --            --            --            --

AS ADJUSTED NET INCOME DATA:
  Operating profit (1)                                      $  1,217      $     --      $     --      $     --      $     --
  Income before income taxes (2)                            $  1,195      $     --      $     --      $     --      $     --
  Net income (3)                                            $    759      $     --      $     --      $     --      $     --
  Basic earnings per share                                  $   0.67      $     --      $     --      $     --      $     --
  Diluted earnings per share                                $   0.67      $     --      $     --      $     --      $     --

(1) Second quarter 2003 adjusted operating profit excludes a $24 million pre-tax loss on the sale of Mail Technologies. Third quarter 2003 adjusted operating profit excludes a $24 million pre-tax gain on the sale of Aviation Technologies.

(2) In addition to the items mentioned in (1) above, fourth quarter 2003 adjusted income before income taxes excludes a $28 million pre-tax gain on the redemption of long-term debt.

(3) First quarter 2003 adjusted net income excludes a credit to tax expense of $55 million recognized upon the resolution of various tax contingencies and the after-tax effects of the items described in (1) and (2) above, which totaled $37 million. Second quarter 2003 adjusted net income excludes the after-tax effect of the item described in (1) above, which totaled $14 million. Third quarter 2003 adjusted net income excludes a $22 million credit to tax expense from favorable ruling on the tax treatment of jet engine maintenance costs and the after-tax effect of the item described in (1) above, which totaled $15 million. Fourth quarter 2003 adjusted net income excludes a $39 million credit to income tax expense for a lower effective state tax rate and the after-tax effect of the item described in (2) above, which totaled $18 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

 THE NON-GAAP FINANCIAL MEASURES INCLUDED IN THIS PRESS RELEASE ARE RECONCILED
    TO THE COMPARABLE GAAP MEASURES IN THE SCHEDULES ATTACHED TO THIS PRESS
     RELEASE. ADDITIONAL DETAILED FINANCIAL SCHEDULES ARE AVAILABLE ON THE
            COMPANY'S WEB SITE AT WWW.SHAREHOLDER.COM/UPS/STOCK.CFM.


EDITOR'S NOTE: UPS CFO Scott Davis will discuss first quarter results with investors and analysts during a conference call later today at 10:00 a.m. (EDT). That conference call is open to listeners through a live Webcast. To access the call, go to www.shareholder.com/UPS and click on "Earnings Webcast."

         Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, governmental regulations, our competitive environment, strikes, work stoppages and slowdowns, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in our operating results, and other risks discussed in the company's Form 10-K and other filings with the Securities and Exchange Commission, which discussions are incorporated herein by reference.